SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING U.S. EQUITY FUNDS FUNDS
For the Allspring Mid Cap Growth Fund (the “Fund”)

Effective on September 30, 2026, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	R6	Institutional
Management Fees	0.74%	0.74%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.50%	0.09%	0.19%
Total Annual Fund Operating Expenses	1.24%	0.83%	0.93%
Fee Waivers	(0.06)%	(0.03)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.18%	0.80%	0.85%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through January 31, 2028, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 1.18% for Class A, 0.80% for Class R6 and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Allspring Mid Cap Growth Fund

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class A	$688	$934	$1,206	$1,978
Class R6	$82	$259	$454	$1,020
Institutional Class	$87	$280	$499	$1,129

September 30, 2026	SUP3018 09-26